UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

DATE OF REPORT:
September 20, 2018
(Date of Earliest Event Reported)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

Office Address: 2036 Washington Street, Hanover, Massachusetts 02339
Mailing Address: 288 Union Street, Rockland, Massachusetts 02370
(Address of Principal Executive Offices)
(Zip Code)

NOT APPLICABLE
(Former Address of Principal Executive Offices)

781-878-6100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On September 20, 2018, Independent Bank Corp., a Massachusetts corporation (“Independent”) (NASDAQ: INDB), and Rockland Trust Company, a Massachusetts-chartered trust company and wholly-owned subsidiary of Independent (“Rockland Trust”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Blue Hills Bancorp, Inc., a Maryland corporation (“BHB”) (NASDAQ: BHBK), and Blue Hills Bank, a Massachusetts-chartered savings bank and wholly-owned subsidiary of BHB (“Blue Hills”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, BHB will merge with and into Independent (the “Merger”), with Independent as the surviving corporation. The Merger also contemplates that Blue Hills will merge into Rockland Trust, with Rockland Trust as the surviving entity.

Under the terms of the Merger Agreement, each share of BHB common stock will convert at the effective time of the Merger (other than shares (a) held as treasury stock or (b) owned directly by Independent, except for, in the case of clause (b), shares in trust accounts, managed accounts and the like for the benefit of customers or shares held in satisfaction of a debt previously contracted) into the right to receive (i) $5.25 in cash and (ii) 0.2308 of a share of Independent common stock.

Consummation of the Merger is subject to customary closing conditions, including, among other things, (i) approval of the transaction by Independent stockholders and by BHB stockholders, (ii) the receipt of all required regulatory approvals and consents, (iii) the absence of any governmental restraint, (iv) the effectiveness of a registration statement on Form S-4, (v) subject to certain exceptions, the accuracy of representations and warranties of each party, (vi) the performance in all material respects by each party of its obligations under the Merger Agreement, and (vii) the delivery of customary opinions from counsel to Independent and counsel to BHB to the effect that the receipt of stock merger consideration by BHB stockholders will be a tax-free reorganization for federal income tax purposes, subject to the exceptions provided in those opinions.

The Merger Agreement contains certain termination rights for both Independent and BHB, and further provides that, upon termination of the Merger Agreement under certain circumstances, BHB will pay Independent a termination fee equal to $26.2 million. Currently, the Merger is expected to be completed in the first half of 2019.

The Merger Agreement contains usual and customary representations and warranties that the parties made to each other as of specific dates. Those representations and warranties were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Merger Agreement. Moreover, the representations and warranties are subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, and the representations and warranties may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Independent and BHB have additionally made customary covenants in the Merger Agreement, including, among others, covenants (a) not to take any action, or fail to take any action, that is reasonably likely to (i) result in any of the conditions to the Merger not being satisfied or (ii) impede each party’s ability to consummate the Merger, (b) to cause an Independent stockholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated by the Merger, and (c) to cause a BHB stockholder meeting to be held to consider approval of the Merger and/or certain transactions contemplated by the Merger. In addition, BHB made certain covenants to conduct its business in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger and for the Board of Directors of BHB to, subject to certain exceptions, recommend adoption and approval by stockholders of BHB of the Merger Agreement.

Independent also made certain covenants for the Board of Directors of Independent to recommend adoption and approval by stockholders of Independent of the Merger Agreement and to increase the size of the Board of Directors of Independent and Rockland Trust by three directors and elect three current directors of BHB to the Board of Directors of Independent and Rockland Trust.

This summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is attached as Exhibit 2.1 to this this Current Report on Form 8-K (this “Form 8-K") and is incorporated by reference in its entirety. The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Independent or any of the other parties. Investors should read the Merger Agreement together with the other information concerning Independent and BHB that Independent or BHB publicly file in reports and statements with the Securities and Exchange Commission (the “Commission”).

Forward Looking Statements

Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and effects of the proposed Merger, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the rules, regulations and releases of the Commission. Such forward-looking statements include, but are not limited to, statements about the expected benefits of the Merger, including the anticipated impact on Independent’s earnings, profitability, expenses, tangible book value, the acquisition’s expected internal rate of return, any other future financial and operating results, Rockland Trust’s plans to maintain or expand its presence in Norfolk, Suffolk and Nantucket counties and Rockland Trust’s other plans, objectives, expectations and intentions. Any statements that are not statements of historical fact, including statements containing such words as “will,” “could,” “plans,” “intends,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “anticipate,” “estimated,” or similar expressions, should also be considered forward-looking statements, although not all forward-looking statements contain these identifying words. Readers are cautioned not to place undue reliance on these forward-looking statements, which are based upon assumptions and the current beliefs and expectations of the management of Independent and BHB. These forward-looking statements are subject to known and unknown risks and uncertainties, and actual results might differ materially from those discussed in, or implied by, the forward-looking statements.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to, the following: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the risk that the stockholders of either Independent or BHB may not adopt the Merger Agreement; (3) the risk that the necessary regulatory approvals may not be obtained, may be delayed, or may be obtained subject to conditions that are not anticipated; (4) delays in closing the Merger or other risks that any of the closing conditions to the Merger may not be satisfied in a timely manner or at all; (5) the inability to realize expected cost savings and synergies from the Merger in the amounts or in the timeframe anticipated; (6) the diversion of management’s time from existing business operations due to time spent related to the Merger or integration efforts; (7) the inability to successfully integrate Blue Hills or that the integration will be more difficult, time-consuming, or costly than expected; (8) unexpected material adverse changes in the operation or earnings of either Independent or BHB, the real estate markets in which they operate, the local economy, or the local business environment; (9) potential litigation in connection with the Merger; (10) higher than expected transaction or other costs and expenses; and (11) higher than expected attrition of the customers or key employees of BHB. There are important additional factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the factors described in Independent’s and

BHB’s Annual Reports on Form 10-K for the year ended December 31, 2017, which were filed with the Commission on February 27, 2018 and on March 7, 2018, respectively.

Except as required by law, Independent and BHB disclaim any intent or obligation to update publicly any forward-looking statements, whether in response to new information, future events, inaccurate assumptions, or otherwise. Any public statements or disclosures by Independent or BHB following this Form 8-K, including the exhibits hereto, that modifies or impacts any of the forward-looking statements contained in this Form 8-K and the exhibits hereto will be deemed to modify or supersede such statements in this Form 8-K and the exhibits hereto. In addition to the information set forth in this Form 8-K, including the exhibits hereto, you should carefully consider the Risk Factors in the joint proxy statement/prospectus when it becomes available.

Additional Information and Where to Find It

In connection with the proposed Merger, Independent intends to file with the Commission a Registration Statement on Form S-4 containing a joint proxy statement/prospectus. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Investors and security holders are advised to read the joint proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the registration statement (when available), including the joint proxy statement/prospectus and other documents filed by Independent and BHB with the Commission at the Commission’s web site at www.sec.gov. These documents may be accessed and downloaded, free of charge, at Independent’s web site at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings” or by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, telephone (781) 982-6737. You will also be able to obtain these documents free of charge at BHB’s web site at www.bluehillsbancorp.com under the section "Proxy Materials and Annual Report" or by directing a request to Corporate Secretary, Blue Hills Bancorp, Inc., 500 River Ridge Drive, Norwood, Massachusetts 02062, telephone (617) 361-6900.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Independent or BHB. However, Independent, BHB, their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from stockholders of Independent and BHB in respect of the proposed Merger. Information regarding the directors and executive officers of Independent may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Shareholders, which was filed with the Commission on March 29, 2018, and its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Commission on February 27, 2018, each of which can be obtained free of charge from Independent’s website. Information regarding the directors and executive officers of BHB may be found in its definitive proxy statement relating to its 2018 Annual Meeting of Stockholders, which was filed with the Commission on April 11, 2018, and its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the Commission on March 7, 2018, each of which can be obtained free of charge from BHB’s website. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the Merger will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the Commission when they become available.

Item 9.01 Financial Statements and Exhibits

a.	Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Blue Hills Bancorp, Inc., and Blue Hills Bank, dated as of September 20, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.
Date: September 24, 2018	By: /s/ Edward H. Seksay
Edward H. Seksay
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among Independent Bank Corp., Rockland Trust Company, Blue Hills Bancorp, Inc., and Blue Hills Bank, dated as of September 20, 2018.